Fully Benefit-Responsive Investment Contracts	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Fully Benefit-Responsive Investment Contracts

8. Fully Benefit-Responsive Investment Contracts
The Master Trust holds a portfolio of synthetic investment contracts that meet the criteria of a FBRIC. The underlying investments of the FBRICs are included in the Master Trust's assets at contract value, which as reported by the insurance companies and banks, was approximately $630.9 million and $638.5 million at December 31, 2025 and 2024, respectively.
The Plan’s share of the total contract value of the FBRICs was approximately $230.0 million and $231.2 million at December 31, 2025 and 2024, respectively, which is reflected in the Statements of Net Assets Available for Benefits. The contract value is the relevant measurement of the FBRICs because it represents the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan. The contract value of the investment contracts represents contributions plus earnings, less participant withdrawals and administrative expenses.
The synthetic investment contracts held by the Master Trust include wrapper contracts that provide a guarantee that the credit rate will not fall below zero percent. The wrap contracts are held with insurance companies and banks. In a typical wrap contract, the wrap issuer agrees to pay the fund the difference between the contract value and the fair value of the covered assets once the fair value has been totally exhausted. Though relatively unlikely, this could happen if the fund experiences significant redemptions during a time when the fair value of the fund’s covered assets is below their contract value and fair value is ultimately reduced to zero. As of December 31, 2025 and 2024, Standard & Poor's rated the issuers of these contracts and the contracts underlying the securities from AA- to A+.
Certain events limit the ability of the Plan to transact at contract value with the issuer. These events include the following: (1) substantive modification of the Plan, including complete or partial plan termination or merger with another plan; (2) any change in law, regulation, or administrative ruling that could have a material adverse effect on the fund’s cash flow; (3) the Plan’s failure to qualify under section 401(k) of the Internal Revenue Code (the "IRC"); (4) bankruptcy of the Plan Sponsor or other Plan Sponsor events which cause a significant withdrawal from the Plan; and (5) defaults in the debt securities that comprise the covered assets in excess of certain limits. The Plan administrator does not believe the occurrence of any such event is probable at this time.
In addition, certain events allow the issuer to terminate the contracts with the Plan and settle at an amount different from contract value. Those events may be different under each contract. Such events may include the following: (1) an uncured violation of the Plan’s investment guidelines; (2) a breach of material obligation under the contract; (3) a material misrepresentation; and (4) a material amendment to the agreements without the consent of the issuer.